NOVEMBER 10, 2015 | PHOENIX, AZ CREDIT SUISSE HEALTHCARE CONFERENCE

1 FORWARD LOOKING STATEMENT Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements including with respect to estimated 2015 guidance and the impact of various factors on operating results. Each of the forward-looking statements is subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from the Company’s acquisition of Covance. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect LabCorp’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2014, and the Company’s subsequent Forms 10-Q, including in each case under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The information in this presentation should be read in conjunction with a review of the Company’s filings with the SEC including the information in the Company’s Form 10-K for the year ended December 31, 2014, and subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

LABCORP OVERVIEW

World's Leading Healthcare Diagnostics Company

- Provides diagnostic, drug development and knowledge services for >70 million patients per year
- Leading national clinical laboratory – LabCorp Diagnostics
- Leading Contract Research Organization (CRO) – Covance Drug Development
- ~$8.5B revenue expected in 2015[1]
- ~48,000 employees worldwide
- Experienced management team
- Well-diversified customer mix


LabCorp

Corporate Headquarters: Burlington, NC

(1) Based on guidance issued on October 26, 2015

2

LabCorp Laboratory Corporation of America

3 LABCORP DIAGNOSTICS OVERVIEW • ~$6.2B in expected revenue in 2015(1) • $60B US Clinical Laboratory market • >36,000 employees worldwide • National network of 37 primary laboratories and 1,750 patient service centers • Offers broad range of 4,500+ clinical, anatomic pathology, genetic and genomic tests • Processes ~500,000 patient specimens daily • Serves >220,000 physicians, government agencies, managed care organizations, hospitals, clinical labs and pharmaceutical companies • Comprehensive logistics and IT connectivity capabilities Leading National Clinical Laboratory (1) Based on guidance issued on October 26, 2015, and assumes that the acquisition of Covance closed on January 1, 2014 (2) Assumes that the acquisition of Covance closed on January 1, 2014. Adjusted operating income and margin excludes unallocated corporate expenses, amortization, restructuring and other special items Pro Forma Segment Financial Summary2 Constant Nine Months Ended Currency 9/30/2015 9/30/2014 Change Change Revenue 4,659$ 4,435$ 5.0% 5.8% Adj. O.I. 978$ 879$ 11.2% Adj. O.I. % 21.0% 19.8% 120 bps

COVANCE DRUG DEVELOPMENT OVERVIEW

Leading CRO / Drug Development Services Provider

- ~$2.6B in expected revenue in 2015(1)
- Serves $140B global biopharmaceutical R&D market
- >12,500 employees worldwide
- Only provider of full spectrum of drug development services
- Market leader in early development, central laboratory, and Phase I-IV clinical trial management services
- Involved in the development of all of the top 50 drugs on the market
- Generates more safety and efficacy data than any other drug development entity
- Global network of operations in 30+ countries with trial activity in over 100 countries

Pro Forma Segment Financial Summary[2]

	Nine Months Ended			Constant Currency
	9/30/2015	9/30/2014	Change	Change
Revenue	$ 1,937	$ 1,950	-0.7%	3.4%
Adj. O.I.	$ 261	$ 251	4.2%	
Adj. O.I. %	13.5%	12.8%	70 bps	



(1) Based on guidance issued on October 26, 2015, and assumes that the acquisition of Covance closed on January 1, 2014

(2) Assumes that the acquisition of Covance closed on January 1, 2014. Adjusted operating income and margin excludes unallocated corporate expenses, amortization, restructuring and other special items

4

LabCorp Laboratory Corporation of America

5 HISTORY OF VALUE ADDED ACQUISITIONS Target Acquisition Profile • Healthcare-related businesses that leverage our core competencies • Market leader • Strong management team • International presence • Accretive to earnings and cash flow in year 1 • Earn cost of capital by years 1 - 4

6 HISTORICAL CAPITAL ALLOCATION Share Repurchase 50% $2.8 billion Capital Expenditures 15% Strategic Acquisitions 35% Approximately $5.6 billion in capital deployment between 2010 and 2014 $2.0 billion $0.8 billion

7 LONG-TERM REVENUE(1) GROWTH (DOLLARS IN BILLIONS) $3.1 $3.3 $3.6 $4.1 $4.5 $4.7 $5.0 $5.5 $5.7 $6.0 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 (1) 2004-2014 revenues excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company. $5.8

8 LONG-TERM REVENUE(1) GROWTH (DOLLARS IN BILLIONS) $3.1 $3.3 $3.6 $4.1 $4.5 $4.7 $5.0 $5.5 $5.7 $6.0 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015e 2015 Guidance(2): ~41% Growth (1) 2004-2014 revenues excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company. (2) Guidance issued on October 26, 2015. $5.8

9 LONG-TERM ADJUSTED EPS(1)(2) GROWTH $2.62 $3.01 $3.53 $4.45 $4.91 $5.24 $5.98 $6.82 $6.95 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 $6.37 $6.80 (1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; and $5.91 in 2014. (2) 2004-2014 figures exclude Covance results, and other items discussed in the Appendix.

10 LONG-TERM ADJUSTED EPS(1)(2) GROWTH $2.62 $3.01 $3.53 $4.45 $4.91 $5.24 $5.98 $6.82 $6.95 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015e $6.37 $6.80 (1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; and $5.91 in 2014. (2) 2004-2014 figures exclude Covance results, and other items discussed in the Appendix. (3) Guidance issued on October 26, 2015. 2015 Guidance(3): $7.80 - $7.95

11 FREE CASH FLOW(1) (DOLLARS IN MILLIONS) $443 $481 $516 $567 $624 $748 $758 $668 $617 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 $759 $536 (1) 2004-2014 figures exclude Covance results.

12 FREE CASH FLOW(1) (DOLLARS IN MILLIONS) $443 $481 $516 $567 $624 $748 $758 $668 $617 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015e $759 $536 (1) 2004-2014 figures exclude Covance results. (2) Includes $120 million of net non-recurring items related to the Covance acquisition. 2015 guidance issued on October 26, 2015. 2015 Guidance(2): $695 - $745

13 THIRD QUARTER CONSOLIDATED RESULTS (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (2) See reconciliation of non-GAAP financial measures in Appendix The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance 3Q15 3Q14 % Change Net Revenue $2,269.9 $1,551.8 46.3% Adjusted Operating Income(1) (2) $385.5 $271.0 42.3% Adjusted Operating Margin 17.0% 17.5% (50 bps) Adjusted EPS(1) (2) $2.07 $1.80 15.0% Operating Cash Flow $288.0 $175.6 64.0% Less: Capital Expenditures ($67.8) ($52.6) 28.9% Free Cash Flow $220.2 $123.0 79.0%

14 THIRD QUARTER PRO FORMA SEGMENT RESULTS (DOLLARS IN MILLIONS) (1) Adjusted Operating Income excludes amortization, restructuring and special items (2) See reconciliation of non-GAAP financial measures in Appendix Pro forma results assume that the acquisition of Covance closed on January 1, 2014 3Q15 3Q14 % Change Currency Change Net Revenue LabCorp Diagnostics $1,600.9 $1,526.9 4.8% 5.8% Covance Drug Development $669.0 $652.0 2.6% 6.3% Total Net Revenue $2,269.9 $2,178.9 4.2% 6.0% Adjusted Operating Income(1) (2) LabCorp Diagnostics $330.2 $305.6 8.0% Adjusted Operating Margin 20.6% 20.0% 60 bps Covance Drug Development $97.0 $88.4 9.7% Adjusted Operating Margin 14.5% 13.6% 90 bps Unallocated Corporate Expense ($41.7) ($43.1) (3.2%) Total Adjusted Operating Income $385.5 $350.9 9.9% Total Adjusted Operating Margin 17.0% 16.1% 90 bps % Constant

NOVEMBER 10, 2015 | PHOENIX, AZ CREDIT SUISSE HEALTHCARE CONFERENCE

16 Appendix

17 FOOTNOTES TO SLIDES 9 AND 10 (1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; and $5.91 in 2014. (2) 2004-2014 figures exclude Covance results. Excluding the $0.17 per diluted share impact from amortization in 2004; Excluding the $0.09 per diluted share impact of restructuring and other special charges and the $0.21 per diluted share impact from amortization in 2005; excluding the $0.06 per diluted share impact of restructuring and other special charges and the $0.23 per diluted share impact from amortization in 2006; excluding the $0.25 per diluted share impact of restructuring and other special charges and the $0.27 per diluted share impact from amortization in 2007; excluding the $0.44 per diluted share impact of restructuring and other special charges and the $0.31 per diluted share impact from amortization in 2008; excluding the ($0.09) per diluted share impact of restructuring and other special charges and the $0.35 per diluted share impact from amortization in 2009; excluding the $0.26 per diluted share impact of restructuring and other special charges and the $0.43 per diluted share impact from amortization in 2010; excluding the $0.72 per diluted share impact of restructuring and other special charges, the $0.03 per diluted share impact from a loss on the divestiture of assets and the $0.51 per diluted share impact from amortization in 2011; excluding the $0.29 per diluted share impact of restructuring and other special charges and the $0.54 per diluted share impact from amortization in 2012; and excluding the $0.15 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2013; and excluding the $0.34 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2014. (3) Guidance issued on October 26, 2015.

18 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Adjusted Operating Income 2015 2014 Operating Income 306.9$ 241.4$ Acquisition-related costs 1.4 - Restructuring and other special charges 26.4 5.8 Consulting fees 3.7 5.5 Amortization of intangibles and other assets 47.1 18.3 Adjusted operating income 385.5$ 271.0$ Adjusted EPS Diluted earnings per common share 1.49$ 1.59$ Restructuring and special items 0.27 0.08 Amortization expense 0.31 0.13 Adjusted EPS 2.07$ 1.80$ Three Months Ended September 30,

19 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Free Cash Flow: 2015 2014 Net cash provided by operating activities 288.0$ 175.6$ Less: Capital expenditures (67.8) (52.6) Free cash flow 220.2$ 123.0$ Free Cash Flow, Excluding Acquisition Related Charges: Net cash provided by operating activities 288.0$ 175.6$ Add back: Acquisition related charges - - Net cash provided by operating activities, excluding acquisition related charges 288.0$ 175.6$ Less: Capital expenditures (67.8) (52.6) Free cash flow, excluding acquisition related charges 220.2$ 123.0$ Three Months Ended September 30,

20 1) During the third quarter of 2015, the Company recorded net restructuring and special items of $26.4 million. The charges included $24.4 million in severance and other personnel costs along with $2.3 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.3 million in unused facility-related costs. The Company also recorded $3.7 million in consulting expenses relating to fees incurred as part of its Covance integration costs, along with $1.4 million in short-term equity retention arrangements relating to the acquisition of Covance (all recorded in selling, general and administrative expenses). In addition, the Company recorded a non-cash loss of $2.3 million, upon the dissolution of one of its equity investments (recorded in other, net in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the quarter ended September 30, 2015, by $27.7 million and diluted earnings per share by $0.27 ($27.7 million divided by 102.9 million shares). 2) During the third quarter of 2014, the Company recorded net restructuring and special items of $5.8 million. The charges included $4.6 million in severance and other personnel costs along with $1.6 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.2 in unused severance and $0.2 million in unused facility-related costs. In addition, the Company recorded $5.5 million in consulting expenses relating to fees incurred as part of its comprehensive enterprise-wide cost structure review as well as legal fees associated with its LipoScience acquisition (all such fees recorded in selling, general and administrative expenses). The after tax impact of these combined charges decreased net earnings for the quarter ended September 30, 2014, by $7.0 million and diluted earnings per share by $0.08 ($7.0 million divided by 86.5 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended September 30, 2015 and 2014, intangible amortization was $47.1 million and $18.3 million, respectively ($32.9 million and $11.3 million net of tax, respectively) and decreased EPS by $0.31 ($32.9 million divided by 102.9 million shares) and $0.13 ($11.3 million divided by 86.5 million shares), respectively. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES